Franklin Multi-Income Trust

Semi
Annual Report

                               September 30, 1997


CONTENTS


Shareholder Letter                                                    1
Manager's Discussion                                                  3
Performance Summary                                                   7
Dividend
Reinvestment Plan                                                    10
Annual Meeting
of Shareholders                                                      13
Financial Highlights &
Statement of Investments                                             14
Financial Statements                                                 20
Notes to
Financial Statements                                                 23




SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Multi-Income Trust's semi-annual report for the period ended September 30, 1997.

The U.S. economy grew moderately during the reporting period, although a few market followers remain concerned about a possible downturn. Fears that a tight labor market might lead to inflationary pressure in the form of higher wage demands contributed to the Federal Reserve Board's (the Fed's) decision to raise the federal funds rate 25 basis points in March, from 5.25% to 5.50% (this is the rate banks charge each other for overnight loans). In response to this increase, the stock market dropped by roughly 10%. Though it quickly rebounded, recent reports still show relatively few signs of inflationary pressure.
In fact, some economists have dubbed the current, benign U.S. economic environment as the "Goldilocks Economy," as it is neither "too hot" (growing fast enough to generate higher prices and inflation) nor "too cold" (slowing down at a rate that threatens to throw us into a recession) but appears to be "just right."1

1. There is no assurance that these economic conditions will continue.


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Both major investment sectors of the Trust -- utility stocks and high yield corporate bonds -- performed well in this environment. High yield corporate securities benefited from the strong corporate earnings of the companies in our portfolio. Meanwhile, high valuations in the stock market, spurred by the current "just right" economic environment, helped bolster the prices of many of our utility stocks.

As a result, the Franklin Multi-Income Trust performed favorably during the six-month period, and the Manager's Discussion on page 3 provides specific details about your Trust's performance and investment strategies.

As always, we appreciate your continued investment in the Franklin Multi-Income Trust and look forward to serving your future investment needs.

Sincerely,

Charles B. Johnson
President
Franklin Multi-Income Trust



MANAGER'S DISCUSSION


Your Fund's Objective: The Franklin Multi-Income Trust seeks to provide high current income consistent with preservation of capital.

The Franklin Multi-Income Trust generated a cumulative total return of +9.56%, based on its change in market price on the New York Stock Exchange over the six-month period ended September 30, 1997. This compared favorably to the First Boston High Yield Corporate Index and the Standard and Poor's(R) Utilities Index which returned +9.23% and +10.96%, respectively, during the same period.2


2.  Total  returns  include  reinvested  interest  or  dividends.   Indexes  are
unmanaged, and one cannot invest in them directly.

The Trust's performance was bolstered by two key areas of investment: high yield corporate securities and utility stocks. High yield corporate securities benefited from strong corporate earnings and improved economic conditions, while the prices of utility stocks were enhanced by a persistently strong stock market. In addition to these two key areas, other market sectors contributed to the Trust's positive performance.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Top 10 Holdings
9/30/97

Company                                                  % of Total
Industry                                                 Net Assets
New Century
Energies, Inc.                                           4.39%
Utility (stock)
FPL Group, Inc.                                          2.89%
Utility (stock)
Cinergy Corp.                                            2.84%
Utility (stock)
Pacific Enterprises                                      2.50%
Utility (stock)
Nortel Inversora SA                                      2.41%
Wireless Communication
(pref. stock)
Millicom International
Cellular, Inc.                                           2.32%
Wireless Communication
(bond)
Dominion Resources, Inc.                                 2.31%
Utility (stock)
Allegheny Power
Systems, Inc.                                            2.25%
Utility (stock)
Southern Co.                                             2.12%
Utility (stock)
New Jersey Resources Corp.                               2.11%
Utility (stock)

For a complete list of the Trust's holdings, please see page 15 of this report. Sector Discussions

Media and Broadcasting
The Trust maintained a significant weighting in the broadcasting and media sector throughout the reporting period. This sector benefited from the rapid consolidation that followed deregulation resulting from the implementation of the February 1996 Telecommunications Act. Our holdings in Chancellor Radio Broadcasting and Sinclair Capital, two market leaders in the radio and television industry, performed admirably. Likewise, Outdoor Systems, Inc., a market leader in outdoor advertising, appreciated significantly.


Cable Television
Positive industry trends made the cable television sector profitable for the Trust. In particular, Cablevision Systems Corp. was a top performer. By rapidly improving its technology, the company was able to offer new systems and services. In August 1997, Standard and Poor's, a national credit rating agency, recognized Cablevision Systems' performance and upgraded its rating on subordinated notes (junior claims) from B to BB-.3 Based on continued development of new technology, our outlook for this sector remains positive.


3. This does not indicate Standard & Poor's rating of the fund.

Industrial
Our position in Allied Waste Industries, Inc. contributed to the Trust's capital appreciation in this sector over the six-month period. This landfill and trash collections operator strategically acquired Canadian and U.S. assets of Laidlaw. As a result, the company profited from a strong position, and should continue to do so as industry consolidation proceeds. In September 1997, Allied Waste completed a secondary offering of common stock, raising approximately $345 million in capital for future acquisitions.


Food and Beverage
During the reporting period, this sector benefited from a combination of consolidation and cost reduction. Specifically, PMIAcquisition Corp. (Purina Mills) performed well through strategic acquisitions and successful cost-cutting programs.

The company enjoys the largest market share in the domestic food sector, and leads the competition in its research and development efforts.


Metals
Favorable performance in this sector resulted from an exceptionally strong demand for metal. During the period, Acme Metals Inc. performed well, as it completed Phase I of its modernization program. The company built a compact strip production facility allowing it to produce very profitable high carbon steel. This development improved Acme's credit profile, moving it forward.


Energy
Rising commodity prices, especially in oil and gas, together with strong industry fundamentals, continued to add to the Trust's capital appreciation. Holdings in Pride Petroleum Services, Inc., and Forcenergy, Inc. resulted in strong performance over the six-month period. In May 1997, Standard and Poor's recognized Pride Petroleum's credit strengthening, and upgraded its senior note rating from B+ to BB-.4


4. This does not indicate Standard & Poor's rating of the fund.

Utilities
While our holdings in the utilities sector (35.3% of total market value) contributed to a solid performance during the reporting period, deregulation issues presented investors with new challenges and opportunities.

Important developments have offered some clarification to the complex issue of utility deregulation. California announced a final restructuring plan, and several other key states are close to completing plans designed to guide electric utilities into a competitive environment. In the telecommunications industry, the regional Bell telephone companies continue to deregulate in accordance with the Federal Communications Commission's rules. Increased concern over future competition has had a strong impact on some utilities' price performance over the past few years. Resolution of these issues should allow the market to value these securities more in line with their future growth prospects.

Despite this changing environment, the Trust benefited from its holdings in utility companies with superior growth rates and strong competitive positions. Utility stocks that performed well over the six-month period include: Cinergy, and SCANA Corporation. In spite of the potential for regulatory change, utilities continue to provide services that are essential to everyday life. Going forward, we will focus on companies poised to take full advantage of utility deregulation, along with the resulting increased competition and consolidation within the industry.

Looking Ahead
We expect continued moderate economic growth, stable interest rates, and low inflation for the intermediate term. If this environment persists, high yield corporate bonds and utility equities should remain attractive investments over the short to intermediate term, and provide favorable returns to the Franklin Multi-Income Trust.

Just as economic and market conditions constantly change, our strategies, evaluations, conclusions and decisions regarding portfolio holdings will also change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing our selection process for the Trust's purchases.

PERFORMANCE SUMMARY


Franklin Multi-Income Trust's share price on the New York Stock Exchange (NYSE) increased 50.0 cents, from $9.375 on March 31, 1997, to $9.875 on September 30, 1997. The Trust's net asset value price per share increased $1.15, from $10.34 to $11.49, for the same period.

During the reporting period, the Trust distributed income totaling 38.4 cents ($0.3840) per share. Distributions will vary based on the fund's income, and past distributions are not indicative of future trends.

Based on an annualization of September's monthly dividend of 6.4 cents ($0.064) per share and the NYSE closing price of $9.875 on September 30, 1997, the Trust's distribution rate was 7.78%.

The Franklin Multi-Income Trust reported cumulative total return of 9.56% for the six-month period ended September 30, 1997. Total return reflects the change in the Trust's share price on the NYSE. Based on the change in net asset value (as opposed to market price), six-month total return for the same period was 15.58%. All total returns assume the reinvestment of dividends according to the terms specified in the dividend reinvestment plan.

We urge you to view your investment in Franklin Multi-Income Trust with a long-term perspective. As the table on page 8 shows, the Trust reported a cumulative total return of 188.52%, based on net asset value, since its inception on October 9, 1989.

Dividend Distributions

4/1/97 - 9/30/97

                   Dividend
Month              per Share
1April              6.4 cents
May                 6.4 cents
June                6.4 cents
July                6.4 cents
August              6.4 cents
September           6.4 cents
Total              38.4 cents


Periods ended 9/30/97

                                      Since
                                    Inception
                                     1-Year   5-Year   (10/9/89)
Cumulative Total Return1
  Based on change in net asset value 20.30%   79.39%    188.52%
  Based on change in market price    14.78%   58.57%    134.90%
Average Annual Total Return1
  Based on change in net asset value 20.30%   12.40%     14.37%
  Based on change in market price    14.78%    9.66%     11.43%
Distribution Rate2           7.78%

1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions according to the terms specified in the Trust's dividend reinvestment plan.
2. Distribution rate is based on the annualization of the Trust's current 6.4 cent per share monthly dividend and the NYSE closing price of $9.875 on September 30, 1997.



PORTFOLIO OPERATIONS


Christopher Molumphy
Senior Portfolio Manager
Franklin Advisers, Inc.

Christopher Molumphy holds a Bachelor of Arts degree in economics from Stanford University and a master's degree in finance from the University of Chicago. He has been with Franklin Advisers since 1988. Molumphy is a Chartered Financial Analyst (CFA) and a member of several securities industry associations. He has managed the Franklin Multi-Income Trust since 1991.



DIVIDEND REINVESTMENT PLAN


The Trust's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest income dividends and capital gain distributions in shares of the Trust. The First Data Services Group (the "Plan Agent"), c/o Corporate Securities, 53 State St., Boston, Massachusetts 02109, acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares, carried to three decimal places. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Trust's prospectus, dated September 23, 1988, used in connection with its initial public offering. A copy of that prospectus may be obtained from the Trust at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares an income dividend or a capital gains distribution payable in either the Trust's shares or in cash, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Trust will issue new shares to you at the higher of the net asset value or 95% of the market price on the valuation date. The valuation date is generally the payment date or, if that date is not a trading day on the New York Stock Exchange, the next preceding trading day. If the net asset value per share exceeds the market price per share at such time, or if the Trust declares a dividend or distribution payable only in cash, you will be deemed to have elected to receive shares of the Trust valued at the market price on the valuation date, purchased on your behalf by the Plan Agent in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share of the Trust, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Trust.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred.

The automatic reinvestment of dividends and distributions does not relieve shareholders of liability for any taxes which may be payable on such dividends or distributions. Generally, income and capital gains resulting from dividends and distributions received in the form of shares of the Trust are realized notwithstanding the fact that cash is not received by shareholders.



You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you will receive a certificate issued in your name for all full shares and the Plan Agent will convert any fractional shares you hold at the time of withdrawal to cash at the then current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.


ANNUAL MEETING OF SHAREHOLDERS


July 16, 1997

At an Annual Meeting of Shareholders of the Franklin Multi-Income Trust on July 16, 1997, shareholders of the Trust voted as follows:

1. Regarding the election of trustees to be Class Two Trustees of the Trust, to hold office for the three-year term ending in 2000.


                                         % of                             % of
                                      Outstanding   % of               Outstanding   % of
                          For           Shares      Voted    Against     Shares      Voted
S. Joseph Fortunato   3,588,386.703     61.260%    98.169% 66,913.443    1.142%     1.831%
David W. Garbellano*  3,581,418.992     61.141%    97.979% 73,881.144    1.261%     2.021%
Frank W. T. LaHaye    3,599,098.992     61.443%    98.462% 56,201.144    0.959%     1.538%

2. Regarding the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Trust for the fiscal year ending March 31, 1998.

                  % of                                   % of
               Outstanding    % of                    Outstanding      % of
     For         Shares       Voted        Against      Shares         Voted
3,590,001.843    61.288%     98.214%     11,971.638     0.204%        0.328%


*The Board notes with deep regret the passing of director David Garbellano, on September 27, 1997. A search for a qualified candidate to fill this vacancy is underway.

FRANKLIN MULTI-INCOME TRUST
Financial Highlights


                                             Six months ended
                                            September 30, 1997                Year ended March 31,
                                                                 -------------------------------------------
                                                (unaudited)   1997       1996      1995      1994      1993
                                             ---------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period               $10.34    $10.61      $9.60     $9.97    $11.38    $10.15
                                             ---------------------------------------------------------------
Income from investment operations:
 Net investment income                                .34       .79        .78       .78       .84      1.00
 Net realized and unrealized gains (losses)          1.19        --       1.11      (.08)     (.78)     1.20
                                             ---------------------------------------------------------------
Total from investment operations                     1.53       .79       1.89       .70       .06      2.20
                                             ---------------------------------------------------------------
Less distributions from:
 Net investment income                               (.36)     (.77)      (.77)     (.78)     (.85)     (.97)
 In excess of net investment income                  (.02)       --         --      (.01)      --        --
 Net realized gains                                 --         (.29)      (.11)     (.28)     (.62)      --
                                             ---------------------------------------------------------------
Total distributions                                  (.38)    (1.06)      (.88)    (1.07)    (1.47)     (.97)
Net asset value, end of period                     $11.49    $10.34     $10.61     $9.60     $9.97    $11.38
                                             ===============================================================
Market value per share, end of period1             $ 9.875   $ 9.375    $ 9.000    $8.750    $9.750   $10.625
                                             ===============================================================
Total return
 Based on market value per share2                    9.56%    16.24%     12.87%     1.46%     5.47%    19.72%
Ratios/Supplemental Data
Net assets, end of period (000's)                 $67,277   $60,594    $62,153   $56,230   $58,391   $66,657
Ratios to average net assets:
 Expenses                                            3.11%*    3.14%      3.21%     3.00%     2.90%     2.99%
 Net investment income                               6.30%*    7.48%      7.53%     6.37%     6.00%     7.51%
Portfolio turnover rate                             30.19%    44.40%     35.06%    29.77%    28.90%    41.22%
Average commission rate paid3                        $.0534    $.0522     $.0536        --        --     --
Total debt outstanding at end
 of period (000's omitted)                        $16,000    $16,000    $16,000   $16,000   $15,974   $15,926
Asset coverage per $1,000 of debt                 $ 4,205    $ 3,787    $ 3,885   $ 3,514   $ 3,655   $ 4,185
Average amount of notes per share during the period $ 2.73   $ 2.73     $ 2.73     $2.73     $2.73    $ 2.72

*Annualized
1Based on the last sale on the New York Stock Exchange.
2Total return is not annualized.
3Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.

See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Statement of Investments, September 30, 1997 (unaudited)



                                                                                   SHARES/
                                                                                  WARRANTS            VALUE
     Common Stocks and Warrants 47.2%
      Energy 2.0%
      Enron Global Power & Pipelines, L.L.C. .................................      8,300       $ 285,313
      Ultramar Diamond Shamrock Corp. ........................................     33,300       1,076,006
                                                                                            -------------
                                                                                                1,361,319
                                                                                            -------------
      Industrial .5%
  a   Anacomp, Inc............................................................     20,565         318,758
  a   Thermadyne Holdings Corp. ..............................................        518          15,540
                                                                                            -------------
                                                                                                  334,298
                                                                                            -------------
      Lodging .1%
  a   Host Marriott Corp. ....................................................        526          11,967
      Marriott International, Inc. ...........................................        526          37,379
                                                                                            -------------
                                                                                                   49,346
                                                                                            -------------
      Media and Broadcasting .2%
  a   Sullivan Broadcast Holdings ............................................     16,000         152,000
                                                                                            -------------
      Metals and Mining
  a   Gulf States Steel, Inc., warrants ......................................      1,000           5,100
                                                                                            -------------
      Utilities 44.4%
      Allegheny Power System, Inc. ...........................................     50,000       1,512,500
      American Electric Power Co., Inc........................................     30,000       1,365,000
      Ameritech Corp. ........................................................     10,000         665,000
      BellSouth Corp. ........................................................     12,000         555,000
      Central & South West Corp. .............................................     45,500       1,009,531
      Cinergy Corp. ..........................................................     57,200       1,912,625
      Delmarva Power & Light Co...............................................     20,000         377,500
      Dominion Resources, Inc. ...............................................     41,000       1,552,875
      DPL, Inc. ..............................................................     50,600       1,239,700
      Duke Energy Corp. ......................................................     17,000         840,438
      Edison International ...................................................     14,500         366,125
      Enova Corp. ............................................................     34,000         858,500
      Enron Corp. ............................................................     14,000         539,000
      Entergy Corp. ..........................................................     25,400         661,988
      Florida Progress Corp. .................................................     25,000         825,000
      FPL Group, Inc. ........................................................     38,000       1,947,500
      New Century Energies, Inc...............................................     71,000       2,950,938
      New England Electric System ............................................      6,800         266,900
      New Jersey Resources Corp. .............................................     43,900       1,421,263
      OGE Energy Corp. .......................................................     22,100       1,042,844
      PacifiCorp .............................................................     50,000       1,118,750
      Pacific Enterprises ....................................................     49,600       1,680,200
      PECO Energy Co. ........................................................     16,800         393,750
      Puget Sound Energy, Inc.................................................     25,000         665,625
      RJR Nabisco Holdings Corp. .............................................     14,000         481,250
      SBC Communications, Inc.................................................      3,500         214,813
      SCANA Corp. ............................................................     40,000       1,002,500

      Utilities (cont.)
      Southern Co. ...........................................................     63,100     $ 1,423,694
      Texas Utilities Co. ....................................................     28,100       1,011,600
                                                                                            -------------
                                                                                               29,902,409
                                                                                            -------------
      Total Common Stocks and Warrants (Cost $25,226,067) ....................                 31,804,472
                                                                                            -------------
      Partnership Units .1%
      Financial
  a,d PG Partners I, L.P. Preference Units (Cost $0) .........................          1          27,333
                                                                                            -------------
      Preferred Stocks 10.5%
      Cable Television 1.9%
      Cablevision Systems Corp., 11.75% pfd., Series H, PIK ..................     11,226       1,268,605
                                                                                            -------------
      Consumer Products .7%
  a,e Dimon DECS Trust, 8.50%, cvt. pfd. .....................................     18,200         447,038
                                                                                            -------------
      Energy 1.8%
  d   CMS Energy Corp., 144A, 7.75%, quarterly cvt. pfd. .....................     22,000       1,197,068
                                                                                            -------------
      Food .9%
      Ralston Purina Co., 7.00% cvt. pfd. ....................................      9,300         626,588
                                                                                            -------------
      Lodging .6%
      Hilton Hotels, 8.00% cvt. pfd. .........................................     14,000         434,000
                                                                                            -------------
      Media and Broadcasting 1.6%
  a   Sinclair Capital, 144A, 11.625% pfd. ...................................     10,000       1,085,000
                                                                                            -------------
      Transportation .6%
      CNF Trust I, 5.00% cvt. pfd., Series A..................................      5,700         366,938
                                                                                            -------------
      Wireless Communication 2.4%
  a   Nortel Inversora SA, 10.00% cvt. pfd. (Argentina) ......................     30,000       1,620,000
                                                                                            -------------
      Total Preferred Stocks (Cost $5,939,236) ...............................                  7,045,237
                                                                                            -------------

                                                                                                 PRINCIPAL

                                                                                                  AMOUNT*
      Bonds 63.2%
      Automotive 3.8%
      Aetna Industries, Inc., senior notes, 11.875%, 10/01/06 ................ $1,000,000       1,100,000
  e   Advanced Accessory Systems, senior sub. notes, 144A, 9.75%, 10/01/07 ...    500,000         501,875
      Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06 ..........    500,000         574,375
  c   Harvard Industries, Inc., senior notes, 11.125%, 8/01/05 ...............  1,000,000         395,000
                                                                                            -------------
                                                                                                2,571,250
                                                                                            -------------
      Broadcasting 3.1%
      Chancellor Radio Broadcasting, senior sub. notes, 144A, 8.75%, 6/15/07 .  1,000,000       1,027,500
      Sullivan Broadcast Holdings, senior deb., 13.25%, 12/15/06 .............  1,000,000       1,080,000
                                                                                            -------------
                                                                                                2,107,500
                                                                                            -------------
      Chemical Products 1.5%
      Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07 ................ $1,000,000     $ 1,045,000
                                                                                            -------------
      Consumer Products 1.8%
      E & S Holdings Corp., senior sub. notes, Series B, 10.375%, 10/01/06 ...    500,000         488,750
      Rent-Way, Inc., cvt. sub. deb., 144A, 7.00%, 2/01/07 ...................    100,000         161,500
      RJR Nabisco, Inc., notes, 9.25%, 8/15/13 ...............................    500,000         544,248
                                                                                            -------------
                                                                                                1,194,498
                                                                                            -------------
      Containers and Packaging 2.4%
      Anchor Glass, first mortgage, 144A, 11.25%, 4/01/05 ....................  1,000,000       1,092,500
      U.S. Can Corp., guaranteed senior sub. notes, Series B, 10.125%, 10/15/06   500,000         533,750
                                                                                            -------------
                                                                                                1,626,250
                                                                                            -------------
      Energy 2.4%
      Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ...................    500,000         526,250
      Gulf Canada Resources, Ltd., senior sub. deb., 9.25%, 1/15/04 (Canada) .    500,000         530,625
      Pride Petroleum Services, Inc., senior notes, 9.375%, 5/01/07 ..........    500,000         533,750
                                                                                            -------------
                                                                                                1,590,625
                                                                                            -------------
      Financial Services 1.6%
      First Nationwide Holdings, senior sub. notes, 10.625%, 10/01/03 ........  1,000,000       1,107,500
                                                                                            -------------
      Food and Beverage 1.2%
      PMI Acquisition Corp., senior sub. notes, 10.25%, 9/01/03 ..............    800,000         850,000
                                                                                            -------------
      Food Retailing 4.8%
      AMERISERV Food Co., senior sub. notes, 144A, 10.125%, 7/15/07 ..........    750,000         780,000
      Fleming Cos., Inc., senior sub. notes, 144A, 10.50%, 12/01/04 ..........  1,000,000       1,050,000
      Penn Traffic Co., senior notes, 8.625%, 12/15/03 .......................  1,000,000         857,500
      Shoppers Food Warehouse Corp., senior notes, 144A, 9.75%, 6/15/04 ......    500,000         511,875
                                                                                            -------------
                                                                                                3,199,375
                                                                                            -------------
      Foreign Government Agencies .6%
      ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) ..............  2,175,000 COM     384,924
                                                                                            -------------
      Gaming and Leisure 1.7%
      Showboat, Inc., senior sub. notes, 13.00%, 8/01/09 .....................  1,000,000       1,165,000
                                                                                            -------------
      Health Care 3.8%
      Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 .......  1,000,000       1,042,500
      U.S. Diagnostic Labs, Inc., cvt. sub. deb., 144A, 9.00%, 3/31/03 .......    450,000         477,000
      Vencor, Inc., senior sub. notes, 144A, 8.625%, 7/15/07 .................  1,000,000       1,018,750
                                                                                            -------------
                                                                                                2,538,250
                                                                                            -------------
      Industrial 5.3%
      Allied Waste Industries, Inc., senior disc. notes, 144A,
       zero coupon to 6/01/02, (original accretion rate 5.60%)
       11.30% thereafter, 6/01/07 ............................................  1,500,000       1,018,125
      Derlan Manufacturing, Inc., senior notes, 10.00%, 1/15/07 (Canada) .....    500,000         530,000
      Falcon Building Products, senior disc. notes, 144A,
       zero coupon to 6/15/02, (original accretion rate 10.46%)
       10.50% thereafter, 6/15/07 ............................................    500,000         317,500
      Intertek Finance Plc., guaranteed senior sub. notes, Series B,
       10.25%, 11/01/06 (United Kingdom) .....................................    500,000         522,500
      Nortek, Inc., senior notes, 144A, 9.125%, 9/01/07 ......................    500,000         508,125
      Industrial (cont.)
      Thermadyne Holdings Corp., notes, 10.75%, 11/01/03 .....................  $ 359,000       $ 385,925
      Thermadyne Holdings Corp., senior notes, 10.25%, 5/01/02 ...............    259,000         270,655
                                                                                            -------------
                                                                                                3,552,830
                                                                                            -------------
      Media 3.3%
      American Media Operation, senior sub. notes, 11.625%, 11/15/04 .........    500,000         550,625
      Fox/Liberty Network, senior disc. notes, 144A, zero coupon to 8/15/02,
       (original accretion rate 9.75%) 9.75%  thereafter, 8/15/07 ............  1,000,000         640,000
      Outdoor Systems, Inc., guaranteed senior sub. notes, 8.875%, 6/15/07 ...  1,000,000       1,025,000
                                                                                            -------------
                                                                                                2,215,625
                                                                                            -------------
     Metals and Mining 3.5%
      Acme Metals, Inc., guaranteed senior secured disc. notes, 13.50%, 8/01/04 1,000,000       1,137,500
      Dayton Mining Corp., sub. deb., 144A, 7.00%, 4/01/02 (Canada) ..........    250,000         225,000
      LTV Corp., guaranteed senior notes, 144A, 8.20%, 9/15/07 ...............  1,000,000         991,250
                                                                                            -------------
                                                                                                2,353,750
                                                                                            -------------
      Paper and Forest Products 1.5%
  e   Pindo Deli Finance Mauritius Ltd., guaranteed notes, 144A,
       11.75%, 10/01/17 (Indonesia) ..........................................  1,000,000       1,018,125
                                                                                            -------------
      Real Estate 2.3%
      HMH Properties, Inc., senior notes, 144A, 8.875%, 7/15/07 ..............  1,000,000       1,025,000
      Macerich Co., sub., 144A, 7.25%, 12/15/02 ..............................    500,000         495,625
                                                                                            -------------
                                                                                                1,520,625
                                                                                            -------------
      Retail .8%
      Specialty Retailers, guaranteed senior notes, Series B, 8.50%, 7/15/05 .    500,000         515,000
                                                                                            -------------
      Technology and Information Systems 2.2%
      Adaptec, Inc., cvt. sub. notes, 144A, 4.75%, 2/01/04 ...................    190,000         215,650
      Celestica International, Inc., senior sub. notes, 10.50%, 12/31/06 (Canada) 500,000         541,875
      Dovatron International, Inc., cvt. sub. notes, 144A, 6.00%, 10/15/02 ...    250,000         443,750
      HMT Technology Corp., cvt. sub. notes, 5.75%, 1/15/04 ..................    100,000          95,250
      Reptron Electronics, Inc., sub. notes, 6.75%, 8/01/04 ..................    200,000         189,000
                                                                                            -------------
                                                                                                1,485,525
                                                                                            -------------
      Telecommunications 2.8%
      DSC Communications Corp., cvt. sub. notes, 144A, 7.00%, 8/01/04 ........    500,000         482,500
      Intermedia Communications, senior disc. notes, Series B,
       zero coupon to 7/15/02, (original accretion rate  11.25%)
      11.25% thereafter, 7/15/07 .............................................  1,250,000         865,620
      Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07 ..........    500,000         517,500
                                                                                            -------------
                                                                                                1,865,620
                                                                                            -------------
      Textiles and Apparel 1.5%
      Collins & Aikman Floorcoverings, senior sub. notes,
       Series B, 10.00%, 1/15/07 .............................................  1,000,000       1,027,500
                                                                                            -------------
      Wireless Communication 11.3%
      Arch Communications Group, Inc., senior disc. notes,
       zero coupon to 3/15/01, (original accretion rate
       10.85%), 10.875% thereafter, 3/15/08 ..................................  2,000,000       1,310,000
      Comcast Cellular Corp., senior notes, 144A, 9.50%, 5/01/07 .............  1,000,000       1,050,000

      Wireless Communication (cont.)
      Millicom International Cellular, Inc., senior disc. notes, zero coupon to 6/01/01, (original accretion rate
       13.50%), 13.50% thereafter, 6/01/06 (Luxembourg)....................... $2,000,000     $ 1,557,500
      Nextel Communications, senior disc. notes, zero coupon to 2/15/99,
       (original accretion rate 9.75%) 9.75%
       thereafter, 8/15/04 ...................................................  1,000,000         872,500
      Orion Network Systems, Inc., units, zero coupon to 1/15/02,
       (original accretion rate 6.13%), 12.50%
       thereafter, 1/15/07 ...................................................  1,000,000         695,000
      Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08 ..............  1,000,000       1,042,500
      Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 ..................  1,000,000       1,070,000
                                                                                            -------------
                                                                                                7,597,500
                                                                                            -------------
      Total Bonds (Cost $39,709,489) .........................................                 42,532,272
                                                                                            -------------
  b   Repurchase Agreement 5.1%
      Joint Repurchase Agreement,  6.010%, 10/01/97, (Maturity Value $3,409,058)
       (Cost $3,408,489) Aubrey G. Lanston & Co., Inc.
       BA Securities, Inc.
       Barclays de Zoete Wedd Securities, Inc.
       Bear, Stearns & Co., Inc.
       CIBC Wood Gundy Securities Corp.
       Donaldson, Lufkin & Jenrette Securities Corp.
       Dresdner Bank
       Fuji Securities, Inc.
       Lehman Brothers, Inc.
       Sanwa Securities (USA) Co., L.P.
       Swiss Bank Corp. Investment Bank
       The Nikko Securities Co. International, Inc.
       UBS Securities L.L.C.
        Collateralized by U.S. Treasury Bills & Notes ........................  3,408,489     $ 3,408,489
                                                                                            -------------
      Total Investments (Cost $74,283,281) 126.1% ............................                 84,817,803
      Other Assets, less Liabilities (26.1%) .................................                (17,540,453)
                                                                                            -------------
      Net Assets 100.0% ......................................................                $67,277,350
                                                                                            =============

CURRENCY ABBREVIATIONS:
COM  - South African COM RAND

*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At September 30, 1997, all repurchase agreements held by the Fund had been entered into on that date.
cSee Note 7 regarding defaulted securities.
dSee Note 8 regarding restricted securities.
eSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.

FRANKLIN MULTI-INCOME TRUST
Financial Statements

Statement of Assets and Liabilities
September 30, 1997 (unaudited)

Assets:
 Investments in securities, at value (cost $74,283,281) ....................................  $84,817,803
 Receivables:
  Investment securities sold ...............................................................       74,033
  Dividends and interest ...................................................................    1,273,257
 Note issuance costs (Note 3) ..............................................................       57,240
                                                                                            -------------
      Total assets .........................................................................   86,222,333
                                                                                            -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................................................    2,420,490
  Affiliates ...............................................................................       58,484
  Notes (Note 3) ...........................................................................   16,000,000
  Accrued Interest (Note 3) ................................................................       48,000
 Distributions to shareholders .............................................................      374,886
 Other liabilities .........................................................................       43,123
                                                                                            -------------
      Total liabilities ....................................................................   18,944,983
                                                                                            -------------
       Net assets, at value ................................................................  $67,277,350
                                                                                            =============
Net assets consist of:
 Accumulated distributions in excess of net investment income ..............................   $ (155,255)
 Net unrealized appreciation ...............................................................   10,534,306
 Accumulated net realized gain .............................................................    3,107,519
 Capital shares ............................................................................   53,790,780
                                                                                            -------------
      Net assets, at value .................................................................  $67,277,350
                                                                                            =============
Net asset value per share ($67,277,350 / 5,857,600 shares of beneficial interest outstanding)      $11.49
                                                                                            =============

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)
Statement of Operations
for the six months ended September 30, 1997 (unaudited)


Investment income:

 Dividends ......................................................................  $1,021,215
 Interest .......................................................................   1,984,594
                                                                                -------------
      Total investment income ...................................................               $3,005,809
Expenses:
 Management fees (Note 4) .......................................................     339,675
 Transfer agent fees ............................................................      20,345
 Custodian fees .................................................................         828
 Reports to shareholders ........................................................       5,958
 Registration and filing fees ...................................................         134
 Professional fees ..............................................................      14,318
 Trustees' fees and expenses (Note 4) ...........................................       5,789
 Amortization of note issuance costs.............................................      14,625
 Other ..........................................................................      16,464
                                                                                -------------
      Total expenses ............................................................                  418,136
      Interest expense ..........................................................                  576,000
                                                                                             -------------
       Net expenses .............................................................                  994,136
                                                                                             -------------
        Net investment income ...................................................                2,011,673
                                                                                             -------------
Realized and unrealized gains:
 Net realized gain from:
  Investments ...................................................................   2,035,162
  Foreign currency transactions .................................................       2,939
                                                                                -------------
   Net realized gain ............................................................                2,038,101
 Net unrealized appreciation (depreciation) on:
  Investments ...................................................................   4,883,842
  Translation of assets and liabilities denominated in foreign currencies .......        (759)
                                                                                -------------
   Net unrealized appreciation ..................................................                4,883,083
                                                                                             -------------
Net realized and unrealized gain ................................................                6,921,184
                                                                                             -------------
Net increase in net assets resulting from operations ............................               $8,932,857
                                                                                             =============

FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

Statements of Changes in Net Assets for the six months ended  September 30, 1997
(unaudited) and the year ended March 31, 1997

                                                                                 Six months    Year ended
                                                                                ended 9/30/97   3/31/97
                                                                               ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................  $ 2,011,673  $ 4,655,450
  Net realized gain from investments and foreign currency transactions ........    2,038,101    2,055,620
  Net unrealized appreciation (depreciation) on investments
 and translation of assets and liabilities
 denominated in foreign currencies ............................................    4,883,083   (2,055,218)
                                                                               ---------------------------
      Net increase in net assets resulting from operations ....................    8,932,857    4,655,852
 Distributions to shareholders from:
  Net investment income: ......................................................   (2,094,063)  (4,527,925)
  In excess of net investment income ..........................................     (155,255)
  Net realized gains: .........................................................           --   (1,686,989)
                                                                               ---------------------------
      Net increase (decrease) in net assets ...................................    6,683,539   (1,559,062)
Net assets:
 Beginning of period ..........................................................   60,593,811   62,152,873
                                                                               ---------------------------
 End of period ................................................................  $67,277,350  $60,593,811
                                                                               ===========================
Undistributed net investment income (accumulated  distributions in excess of net investment income) included in net assets:
  End of period ...............................................................   $ (155,255)    $ 82,390
                                                                               ===========================
Statement of Cash Flows
for the six months ended September 30, 1997 (unaudited)

Dividends and interest received ...........................................................   $ 2,854,960
Operating expenses paid ...................................................................      (391,206)
Interest expense paid .....................................................................      (576,000)
                                                                                            -------------
 Cash provided - operations ...............................................................     1,887,754
                                                                                            =============
Investment purchases ......................................................................  (141,605,882)
Investment sales ..........................................................................   141,967,446
                                                                                            -------------
 Cash provided - investments ..............................................................       361,564
                                                                                            =============
Distributions to shareholders .............................................................    (2,249,318)
                                                                                            -------------
 Cash used - financing activities .........................................................    (2,249,318)
                                                                                            -------------
Net increase in cash ......................................................................           --
Cash at beginning and end of period .......................................................           --
                                                                                            =============

See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks to provide investors with high current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends and interest, and foreign withholding taxes, and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At September 30, 1997, there were an unlimited number of shares authorized ($0.01 par value). During the period ended September 30, 1997, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 16, 1994, the Fund issued $16 million principal amount of a new class of five-year senior notes. The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 7.20% per year, to maturity on September 15, 1999. The Notes were issued in a private placement, and are not available for resale. Therefore no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended September 30, 1997.

The issuance costs of $146,250 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.


4. TRANSACTION WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Fund are also officers and/or trustees of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of 0.85% per year of the average weekly net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At September 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $74,283,281 was as follows:

      Unrealized appreciation             $11,116,688
      Unrealized depreciation                (582,166)
                                        -------------
      Net unrealized appreciation         $10,534,522
                                        =============
Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


6. INVESTMENT TRANSACTIONS

Purchases  and sales of securities  (excluding  short-term  securities)  for the
period  ended  September  30,  1997  aggregated   $23,700,110  and  $24,552,735,
respectively.


7. CREDIT RISK

The Fund has 58.53% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 1997, the Fund held a defaulted security with a value aggregating $395,000 representing 0.6% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Wireless Communication industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.


8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at September 30, 1997 are as follows:


 Shares/                                                                   Acquisition
Warrants  Issuer                                                              Date       Cost       Value
----------------------------------------------------------------------------------------------------------
22,000    CMS Energy Corp., 144A, 7.75%, quarterly cvt. pfd.                 6/18/97 $1,100,000 $1,197,068

  Units
---------
     1    PG Partners 1, L.P. Preference Units                               3/13/93          0   $ 27,333
                                                                                                ----------
Total Restricted Securities (1.82% of net assets)                                               $1,224,401
                                                                                                ==========



9. STATEMENT OF CASH FLOWS

Cash provided from operations differs from net investment income due to amortization of bond discount and note issuance costs, and semi-annual income and expense accrual changes.





Franklin Universal Trust Annual Report August 31, 1997

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the comparison between the S&P Utilities Index total return of 10.96% and the CS First Boston High Yield Corporate Index total return of 9.23% over a one year period from 9/30/96 to 9/30/97.

GRAPHIC MATERIAL (2)

This chart shows in pie format the breakdown of the fund's securities on 9/30/97, based on total market value.

Portfolio Breakdown

Corporate Bonds                           47.5%
Utilities                                 35.3%
Miscellaneous Equities &                  10.6%
   Preferred Stock
Convertible Bonds                         2.2%
Foreign Currency Denominated Bonds        0.4%
Cash & Equivalents                        4.0%